UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2025

Lions Gate Entertainment Corp.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	1-14880	N/A
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

250 Howe Street, 20th Floor,

Vancouver, British Columbia V6C 3R8

and

2700 Colorado Avenue,

Santa Monica, California 90404

(Address of principal executive offices)

Registrant’s telephone number, including area code: (877) 848-3866

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol(s))	(Name of each exchange on which registered)
Class A Voting Common Shares, no par value per share	LGF.A	New York Stock Exchange
Class B Non-Voting Common Shares, no par value per share	LGF.B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 23, 2025, Lions Gate Entertainment Corp. (“Lionsgate” or the “Company”) held its Annual General and Special Meeting of Shareholders (the “Annual General and Special Meeting”) to consider and vote upon on the proposals set forth below. The proposals are described in detail in the definitive joint proxy statement/prospectus of Lionsgate and Lionsgate Studios Corp. (“LG Studios”) filed on March 14, 2025 (the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”). The final voting results on each of the matters submitted to a vote of the Company’s shareholders at the Annual General and Special Meeting are set forth below. Lionsgate and LG Studios expect the consummation of the transactions described in the Proxy Statement (the “Transactions”) to occur on or about May 5, 2025.

At the Annual General and Special Meeting, 86.86% of the Lionsgate Class A voting shares (“LGEC Class A shares”) and 80.84% of the Lionsgate Class B non-voting shares (“LGEC Class B shares”) entitled to vote at the Annual General and Special Meeting were represented in person or by proxy. Based on the results of the vote, shareholders approved the Lionsgate Transactions Proposal, as defined below, approved the Lionsgate Advisory Organizational Documents Proposals, as defined below, voted to elect all of the Company’s director nominees, approved the re-appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2025, approved the advisory vote on executive compensation, approved the assumption by Lionsgate Studios Holding Corp. (“New Lionsgate”) of the Lions Gate Entertainment Corp. 2025 Performance Incentive Plan (the “New Lionsgate 2025 Plan”), approved the Starz Entertainment Corp. 2025 Performance Incentive Plan (the “Starz 2025 Plan”), approved the Lions Gate Entertainment Corp. 2025 Performance Incentive Plan (the “Lionsgate 2025 Plan”) and approved an advisory vote on a reverse stock split that would consolidate Starz common shares on a 15-to-1 basis following the share exchanges described in the Proxy Statement.

1.

The Lionsgate Transactions Proposal: A proposal to consider pursuant to the LGEC Interim Order and, if deemed advisable, approve, with or without variation, a special resolution of the holders of LGEC Class A shares and a special resolution of the holders of LGEC Class B shares (these identical resolutions, the “LGEC Arrangement Resolution”) adopting, for the holders of LGEC Class A shares, and for the holders of the LGEC Class B shares, a statutory Plan of Arrangement, effective as of the arrangement effective time (the “Arrangement Effective Time”), pursuant to Section 288 of the Business Corporations Act (British Columbia) among Lionsgate, the shareholders of Lionsgate, LG Studios, the shareholders of LG Studios, and New Lionsgate, pursuant to which, among other things: (a) New Lionsgate will be separated from Lionsgate and hold the LG Studios Business, (b) Starz (formerly LGEC) will hold the Starz Business, (c) LGEC shareholders will receive (i) in exchange for each LGEC Class A Share, one (1) New Lionsgate Class A share and one (1) New Lionsgate Class C preferred share, and in exchange for each New Lionsgate Class A share they hold, together with each New Lionsgate Class C preferred share they hold and which was issued in exchange for an LGEC Class A Share, one and twelve one-hundredths (1.12) New Lionsgate new common shares and one and twelve one-hundredths (1.12) Starz common shares, (ii) in exchange for each LGEC Class B Share, one (1) New Lionsgate Class B share and one (1) New Lionsgate Class C preferred share, and in exchange for each New Lionsgate Class B share they hold, together with each New Lionsgate Class C preferred share they hold and which was issued in exchange for an LGEC Class B share, one (1) New Lionsgate new common share and one (1) Starz common share and (d) LG Studios shareholders, other than New Lionsgate and dissenting shareholders, will receive, for each LG Studios common share they hold, a number of New Lionsgate new common shares equal to the LG Studios Reorganization Ratio, all as more fully described in the joint proxy statement/prospectus accompanying this notice, which LGEC Arrangement Resolution, to be effective, must be passed by an affirmative vote of at least two-thirds (66 2/3%) of the votes cast by holders of LGEC Class A shares, voting separately as a class, present or represented by proxy at the Lionsgate Annual General and Special Meeting and entitled to vote at the Lionsgate Annual General and Special Meeting and the affirmative vote of the holders of at least two-thirds (66 2/3%) of the votes cast with respect to LGEC Class B shares, voting separately as a class, present or represented by proxy at the Lionsgate Annual General and Special Meeting and entitled to vote at the Lionsgate Annual General and Special Meeting (the “Lionsgate Transactions Proposal”). See the section entitled “Proposal No. 1: The Lionsgate Transactions Proposal” in the Proxy Statement for more information.

The number of votes cast for or withheld from the election of each director and the reappointment of Ernst and Young LLP and the number of votes cast for or against the other matters voted upon is also set forth below. The voting results disclosed below are final and have been certified by Broadridge Financial Solutions the scrutineer and, the independent Inspector of Elections.

The proposal was approved on the basis of the following voting results:

a) LGEC Class A Shares

	Number of Shares Voted For	Number of Shares Voted Against	Percentage of Shares Voted “For” of Shares Voted
Lionsgate Transactions Proposal	72,564,842	128,587	99.82%

b) LGEC Class B Shares

	Number of Shares Voted For	Number of Shares Voted Against	Percentage of Shares Voted “For” of Shares Voted
Lionsgate Transactions Proposal	125,927,069	922,864	99.27%

The proposal was approved by the required vote of (i) at least two-thirds (66 2/3%) of the votes cast by holders of LGEC Class A shares, voting separately as a class, present or represented by proxy at the Lionsgate Annual General and Special Meeting and entitled to vote at the Lionsgate Annual General and Special Meeting and (ii) the affirmative vote of the holders of at least two-thirds (66 2/3%) of the votes cast by holders of the LGEC Class B shares, voting separately as a class, present or represented by proxy at the Lionsgate Annual General and Special Meeting.

2.

The Lionsgate Advisory Organizational Documents Proposals: Holders of LGEC Class A shares were entitled to vote on this proposal. A proposal to approve on a non-binding advisory basis, by ordinary resolution, several governance provisions each of which will be contained in the New Lionsgate Articles and the Starz Entertainment Corp. (“Starz,” formerly “LGEC”) Articles, respectively, if the transactions are completed and that substantially affect LGEC shareholder rights:

(a)	Advance Notice for Nomination of Directors for New Lionsgate Articles: to include advance notice procedures for shareholder nominations of directors.

(b)	Number of Directors for New Lionsgate Articles: to allow the board to set the number of directors.

(c)	Removal of Casting Vote for New Lionsgate Articles: to remove a second or casting vote.

(d)	Remuneration of Auditor for New Lionsgate Articles: to allow the board to set the remuneration of the auditor without requiring shareholder approval by ordinary resolution.

(e)

Change in Authorized Share Capital for New Lionsgate Articles: to approve the amendment of the Lionsgate Articles and exchange the issued and outstanding shares, such that, effective upon the Initial Share Exchange (i) each LGEC Class A share issued and outstanding immediately prior to the Arrangement Effective Time will be automatically exchanged into one (1) New Lionsgate Class A share together with one (1) New Lionsgate Class C preferred share and (ii) each LGEC Class B share issued and outstanding immediately prior to the Arrangement Effective Time will be automatically exchanged into, one (1) New Lionsgate Class B share together with one (1) New Lionsgate Class C preferred share. Such exchange transactions by LGEC shareholders are collectively referred to as the “Initial Share Exchange.” Following the Initial Share Exchange, New Lionsgate will create the New Lionsgate new common shares.

(f)	Advance Notice for Nomination of Directors for Starz Articles: to include advance notice provisions for nominations of directors.

(g)	Number of Directors for Starz Articles: to allow the board to set the number of directors.

(h)	Removal of Casting Vote for Starz Articles: to remove a second or casting vote.

(i)	Remuneration of Auditor for Starz Articles: to allow the board to set the remuneration of the auditor without requiring shareholder approval by ordinary resolution.

(j)

Change in Authorized Share Capital for Starz Articles: to approve the amendment of the Lionsgate Articles such that, effective as of the Arrangement Effective Time and following the Initial Share Exchange, LGEC will change its name to Starz Entertainment Corp. and create the Starz common shares.

(k)

Quorum: to increase the quorum required for the transaction of business at a meeting of shareholders of Starz from at least 10% of the issued shares entitled to be voted at the meeting to at least 33 1/3% of the issued shares entitled to be voted at the meeting.

See the section entitled “Proposal No. 2: The Lionsgate Advisory Organizational Documents Proposals” in the Proxy Statement.

	Number of Shares Voted For	Number of Shares Voted Against	Percentage of Shares Voted “For” of Shares Voted

Lionsgate Advisory Organizational Documents Proposal	50,441,467	22,241,252	69.40%

(a) Advance Notice for Nomination of Directors	65,925,835	6,767,593	90.69%

(b) Number of Directors for New Lionsgate Articles	72,523,866	169,563	99.77%

(c) Removal of Casting Vote for New Lionsgate Articles	72,568,027	125,402	99.83%

(d) Remuneration of Auditor for New Lionsgate Articles	72,557,988	135,441	99.81%

(e) Change in Authorized Share Capital for New Lionsgate Articles	67,332,260	5,361,169	92.62%

(f) Advance Notice for Nomination of Directors for Starz Articles	65,906,491	6,786,938	90.66%

(g) Number of Directors for Starz Articles	72,529,879	163,550	99.78%

(h) Removal of Casting Vote for Starz Article	72,562,588	130,841	99.82%

(i) Remuneration of Auditor for Starz Articles	72,546,042	147,386	99.80%

(j) Change in Authorized Share Capital for Starz Articles	67,340,110	5,353,319	92.64%

(k) Quorum	72,569,384	124,045	99.83%

3.	Election of Directors

Holders of LGEC Class A shares were entitled to vote on this proposal.

Election of Directors	Number of Shares Voted For	Number of Shares Withheld	Percentage of Shares Voted “For” of Shares Voted

Michael Burns	72,213,185	480,244	99.34%

Mignon Clyburn	71,502,809	1,190,620	98.36%

Gordon Crawford	71,960,948	732,481	98.99%

Jon Feltheimer	72,349,277	344,152	99.53%

Emily Fine	71,457,897	1,235,532	98.30%

Michael T. Fries	63,211,958	9,481,471	86.96%

John D. Harkey, Jr.	71,731,731	961,698	98.68%

Susan McCaw	69,526,469	3,166,960	95.64%

Yvette Ostolaza	68,167,269	4,526,160	93.77%

Mark H. Rachesky, M.D.	65,795,163	6,898,266	90.51%

Hardwick Simmons	68,898,114	3,795,315	94.78%

Harry E. Sloan	69,505,643	3,187,786	95.61%

4.	Appointment of Auditors

Holders of LGEC Class A shares were entitled to vote on this proposal.

	Number of Shares Voted For	Number of Shares Withheld	Percentage of Shares Voted “For” of Shares Voted
Re-Appointment of Ernst & Young LLP	71,884,600	808,829	100%

5.	Advisory Vote on Executive Compensation

Holders of LGEC Class A shares were entitled to vote on this proposal.

	Number of Shares Voted For	Number of Shares Voted Against	Percentage of Shares Voted “For” of Shares Voted
Advisory Vote to Approve Executive Compensation	57,956,067	14,737,362	79.73%

6.	Approve the New Lionsgate 2025 Plan

Holders of LGEC Class A shares were entitled to vote on this proposal.

	Number of Shares Voted For	Number of Shares Voted Against	Percentage of Shares Voted “For” of Shares Voted
Approval of the New Lionsgate 2025 Plan	66,619,095	6,074,334	91.64%

7.	Approve the Starz 2025 Plan

Holders of LGEC Class A shares were entitled to vote on this proposal.

	Number of Shares Voted For	Number of Shares Voted Against	Percentage of Shares Voted “For” of Shares Voted
Approval of the Starz 2025 Plan	66,636,182	6,057,247	91.67%

8.	Approve the Lionsgate 2025 Plan

Holders of LGEC Class A shares were entitled to vote on this proposal.

	Number of Shares Voted For	Number of Shares Voted Against	Percentage of Shares Voted “For” of Shares Voted
Approval of the Lionsgate 2025 Plan	66,032,234	6,661,195	90.84%

9.	Advisory Vote on Reverse Stock Split

Holders of LGEC Class A shares were entitled to vote on this proposal.

	Number of Shares Voted For	Number of Shares Voted Against	Percentage of Shares Voted “For” of Shares Voted
Approval of the Reverse Stock Split	72,398,845	294,584	99.59%

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

The matters discussed in this communication include forward-looking statements. Such statements are subject to a number of risks and uncertainties. Actual results in the future could differ materially and adversely from those described in the forward-looking statements as a result of various important factors, including, but not limited to:

changes in our business strategy; the substantial investment of capital required to produce and market films and television series; budget overruns; limitations imposed by our credit facilities and notes; unpredictability of the commercial success of our motion pictures and television programming; risks related to acquisition and integration of acquired businesses; the effects of dispositions of businesses or assets, including individual films or libraries; the cost of defending our intellectual property; technological changes and other trends affecting the entertainment industry; potential adverse reactions or changes to business or employee relationships; weakness in the global economy and financial markets, including a recession and past and future bank failures; wars, terrorism and multiple international conflicts that could cause significant economic disruption and political and social instability; labor disruptions and strikes; the inability of the parties to successfully or timely consummate the Transactions, including the approval of the requisite equity holders of Lionsgate and Lionsgate Studios is not obtained; the inability to receive court approval of the proposed plan of arrangement in connection with the Transactions; the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreements relating to the Transactions; failure to realize the anticipated benefits of the Transactions; the ability to recognize the anticipated benefits of the Transactions; the effect of the announcement or pendency of the Transactions on Lionsgate’s or Lionsgate Studios’ ability to retain key personnel and to maintain relationships with business partners; risks relating to potential diversion of management attention from Lionsgate’s and Lionsgate Studios’ ongoing business operations; negative effects of this announcement or the consummation of the Transactions on the market price of Lionsgate’s or Lionsgate Studios’ applicable equity securities and/or operating results; transaction costs associated with the Transactions; and the other risk factors set forth in Lionsgate’s and Lionsgate Studio’s most recent Quarterly Reports Form 10-Q and Annual Report on Form 10-K, and the risk factors that are set forth in the Proxy Statement. Neither of Lionsgate nor Lionsgate Studios undertakes any obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances. Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov and on www.sedarplus.ca. Copies of documents filed with the SEC by Lionsgate may be obtained free of charge on Lionsgate’s website at https://investors.lionsgate.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIONS GATE ENTERTAINMENT CORP.

By:	/s/ James W. Barge
Name:	James W. Barge
Title:	Chief Financial Officer

Date: April 24, 2025